NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Investor Destinations Aggressive Fund
NVIT Investor Destinations Moderately Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund

Supplement dated November 8, 2023
to the Prospectus dated May 1, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.	Effective immediately, the Prospectus is amended as follows:

a.	The following is added to the “Large-Cap Stocks” section under the heading How The Funds Invest on page 39 of the Prospectus:

NVIT J.P. MORGAN U.S. EQUITY FUND. This Underlying Fund seeks a high level of total return from a diversified portfolio of equity securities by investing in equity securities of large-capitalization U.S. companies.

b.	The following is added to the “International Stocks” section under the heading How The Funds Invest on page 39 of the Prospectus:

NVIT GS EMERGING MARKETS EQUITY INSIGHTS FUND. This Underlying Fund seeks long-term growth of capital by investing in equity securities of emerging country issuers.

c.	The following is added to the “U.S. Stocks” section of the Appendix beginning on page 66 of the Prospectus:

NVIT J.P. MORGAN U.S. EQUITY FUND seeks a high level of total return from a diversified portfolio of equity securities by investing in equity securities of large-capitalization U.S. companies. For these purposes, large-capitalization U.S. companies are those with market capitalizations similar to those of companies included in the S&P 500® Index and whose stocks trade on the New York Stock Exchange or NASDAQ. The Fund may also invest in stocks of foreign companies. The Fund may also invest up to 20% of its net assets in stocks of companies that are not companies with larger capitalizations. The Fund may use futures contracts, which are derivatives, to more efficiently obtain targeted equity market exposures from its cash positions. The Fund generally weights industry sectors similarly to how such sectors are weighted in the S&P 500 Index. Within each sector, the Fund focuses on those stocks that the subadviser considers most undervalued and seeks to outperform the S&P 500 Index through stock selection. By emphasizing these undervalued stocks, the subadviser seeks to produce returns that exceed those of the S&P 500 Index. The Fund also seeks to identify companies that regularly pay dividends.

d.	The following is added to the “International Stocks” section of the Appendix beginning on page 66 of the Prospectus:

NVIT GS EMERGING MARKETS EQUITY INSIGHTS FUND seeks long-term growth of capital by investing in a broadly diversified portfolio of equity investments in emerging country issuers. The Fund’s subadviser uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund may allocate its assets among emerging market countries as determined by the subadviser. Under normal circumstances, the Fund maintains investments in at least six emerging market countries.

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